Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Jan. 01, 2012
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities

2.    Cash, Cash Equivalents and Current Marketable Securities

At the end of 2011 and 2010, cash, cash equivalents and current marketable securities were comprised of:

	September	September
(Dollars in Millions)	2011	2010
Cash	$2,709	2,293
Government securities and obligations	27,017	22,349
Corporate debt securities	489	225
Money market funds	1,590	2,135
Time deposits	456	656

Total cash, cash equivalents and current marketable securities	$32,261	27,658

The estimated fair value was $32,262 million as of January 1, 2012 reflecting a $1 million unrealized gain in government securities and obligations. The estimated fair value was the same as the carrying value as of January 2, 2011.

As of January 1, 2012, current marketable securities consisted of $7,545 million and $174 million of government securities and obligations, and corporate debt securities, respectively.

As of January 2, 2011, current marketable securities consisted of $8,153 million and $150 million of government securities and obligations, and corporate debt securities, respectively.

Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices in active markets.

The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an A (or equivalent) credit rating.